UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009
______________________________

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

2000 W. Sam Houston Pkwy. S.,		77042
Suite 1700		(Zip Code)
Houston, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 30, 2009, Major General Charles F. Bolden, Jr. (“Gen. Bolden”) resigned as a director of Bristow Group Inc. (the “Company”).  Gen. Bolden had previously notified the Company that he intended to resign his directorship with the Company upon confirmation by the United States Senate of his nomination to serve as National Aeronautics and Space Administration Administrator.  Gen. Bolden’s resignation did not arise from any disagreement with the Company on any matter relating to the Company's operations, policies or practices.  The Company has elected not to fill the vacancy created by Gen. Bolden’s resignation at this time but has instead elected to reduced the size of its Board of Directors from nine directors to eight directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2009

BRISTOW GROUP INC.
(Registrant)

By: /S/ Randall A. Stafford
Randall A. Stafford
Vice President, General
Counsel and Corporate Secretary